                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

         MORGAN STANLEY DEAN WITTER GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------
             (Names of Registrants as Specified In Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

            MORGAN STANLEY DEAN WITTER AFRICA INVESTMENT FUND, INC.
               MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC.
              MORGAN STANLEY DEAN WITTER EASTERN EUROPE FUND, INC.
          MORGAN STANLEY DEAN WITTER EMERGING MARKETS DEBT FUND, INC.
             MORGAN STANLEY DEAN WITTER EMERGING MARKETS FUND, INC.
         MORGAN STANLEY DEAN WITTER GLOBAL OPPORTUNITY BOND FUND, INC.
                MORGAN STANLEY DEAN WITTER HIGH YIELD FUND, INC.
             MORGAN STANLEY DEAN WITTER INDIA INVESTMENT FUND, INC.
                    THE LATIN AMERICAN DISCOVERY FUND, INC.
                            THE MALAYSIA FUND, INC.
                       THE PAKISTAN INVESTMENT FUND, INC.
                              THE THAI FUND, INC.
                       THE TURKISH INVESTMENT FUND, INC.
           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                   NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meetings of Stockholders of the Funds listed above (each a "Fund" and collectively, the "Funds") will be held on Thursday, June 15, 2000, at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, commencing at the following times (New York time):

Conference Room 2
  Morgan Stanley Dean Witter India Investment Fund, Inc.
     ("IIF")................................................   8:00 a.m.
  Morgan Stanley Dean Witter Asia-Pacific Fund,
     Inc.("APF")............................................   8:30 a.m.
  The Thai Fund, Inc. ("TTF")...............................   9:00 a.m.
  The Malaysia Fund, Inc. ("MF")............................   9:30 a.m.
  The Pakistan Investment Fund, Inc. ("PKF")................  10:00 a.m.
  Morgan Stanley Dean Witter High Yield Fund, Inc.
     ("MSY")................................................  10:30 a.m.
Conference Room 3
  Morgan Stanley Dean Witter Africa Investment Fund, Inc.
     ("AFF")................................................   8:00 a.m.
  Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
     ("RNE")................................................   8:30 a.m.
  The Turkish Investment Fund, Inc. ("TKF").................   9:00 a.m.
  The Latin American Discovery Fund, Inc. ("LDF")...........   9:30 a.m.
  Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
     ("MSF")................................................  10:00 a.m.
  Morgan Stanley Dean Witter Emerging Markets Debt Fund,
     Inc. ("MSD")...........................................  10:30 a.m.
  Morgan Stanley Dean Witter Global Opportunity Bond Fund,
     Inc. ("MGB")...........................................  11:00 a.m.

     The Meetings are being held for the following purposes:

     1. To elect Directors of the Funds.

     2. To ratify or reject the selection by the Boards of Directors of the Funds of PricewaterhouseCoopers LLP as independent accountants of the Funds for the fiscal year ending December 31, 2000 (October 31, 2000 for
        TKF).

     3. To consider and act upon any other business as may properly come before the Meetings, or any adjournments thereof.

     Only stockholders of record of a particular Fund at the close of business on April 14, 2000, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

                                          MARY E. MULLIN
                                          Secretary

Dated: May 4, 2000

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING(S) FOR YOUR FUND(S), PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

        MORGAN STANLEY DEAN WITTER AFRICA INVESTMENT FUND, INC. ("AFF")
           MORGAN STANLEY DEAN WITTER ASIA-PACIFIC FUND, INC. ("APF")
          MORGAN STANLEY DEAN WITTER EASTERN EUROPE FUND, INC. ("RNE")
      MORGAN STANLEY DEAN WITTER EMERGING MARKETS DEBT FUND, INC. ("MSD")
         MORGAN STANLEY DEAN WITTER EMERGING MARKETS FUND, INC. ("MSF")
     MORGAN STANLEY DEAN WITTER GLOBAL OPPORTUNITY BOND FUND, INC. ("MGB")
            MORGAN STANLEY DEAN WITTER HIGH YIELD FUND, INC. ("MSY")
         MORGAN STANLEY DEAN WITTER INDIA INVESTMENT FUND, INC. ("IIF")
                THE LATIN AMERICAN DISCOVERY FUND, INC. ("LDF")
                         THE MALAYSIA FUND, INC. ("MF")
                   THE PAKISTAN INVESTMENT FUND, INC. ("PKF")
                          THE THAI FUND, INC. ("TTF")
                   THE TURKISH INVESTMENT FUND, INC. ("TKF")
           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                             JOINT PROXY STATEMENT
                            ------------------------

     This statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the Funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Fund (each a "Meeting" and collectively, the "Meetings") to be held on Thursday, June 15, 2000, at the principal executive office of Morgan Stanley Dean Witter Investment Management Inc. (hereinafter "MSDW Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meetings, Joint Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 4, 2000. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

     If the accompanying form of Proxy for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund and FOR ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 2000 (October 31, 2000 for TKF).

     The Boards have fixed the close of business on April 14, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

LDF................................................  11,751,325 shares
MF.................................................   9,738,015 shares
AFF................................................  13,691,121 shares
APF................................................  61,990,074 shares
MSD................................................  22,046,681 shares
MSF................................................  20,491,044 shares
MGB................................................   4,180,704 shares
RNE................................................   4,408,348 shares
MSY................................................  11,568,696 shares
IIF................................................  32,484,492 shares
PKF................................................  11,604,792 shares
TTF................................................  13,267,713 shares
TKF................................................   6,561,581 shares

     The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Georgeson Shareholder Communications Corporation, a proxy solicitation firm engaged by the Funds at a cost not expected to exceed $5,000 per Fund, plus out-of-pocket expenses.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1999 (OCTOBER 31, 1999 FOR TKF), TO ANY STOCKHOLDER OF SUCH FUND REQUESTING SUCH REPORT. REQUESTS FOR ANNUAL REPORTS SHOULD BE MADE IN WRITING TO THE RESPECTIVE FUND, C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Funds' administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Funds. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns of record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxies for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy for each Fund in which such stockholder is a beneficial owner. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy.

     THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 AND 2 OF THE NOTICE OF ANNUAL MEETINGS.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meetings, Directors will be elected to hold office for a term specified below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of:

          (i) Graham E. Jones, John D. Barrett II and Samuel T. Reeves as Class II Directors for a term expiring in 2003, Andrew McNally IV, Frederick O. Robertshaw, Fergus Reid and Harold J. Schaaff, Jr. as Class I Directors for a term expiring in 2002, and Gerard E. Jones as a Class III Director for a term expiring in 2001, for all of the Funds except for IIF; and

          (ii) Gerard E. Jones, R.M.J. Gerard La Hausse de la Louviere, Samuel
     T. Reeves and William G. Morton, Jr. as Class III Directors for a term expiring in 2003, Andrew McNally IV, Frederick O. Robertshaw and Harold J. Schaaff, Jr. as Class I Directors for a term expiring in 2001, and John D. Barrett II and Graham E. Jones as Class II Directors for a term expiring in 2002, for IIF.

     The Boards of Directors of the Funds have proposed that the same group of Directors serve on the Boards of Directors for all of the Funds as well as the Morgan Stanley Dean Witter Institutional Fund, Inc., The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.) and Morgan Stanley Dean Witter Strategic Adviser Fund, Inc., which are open-end registered investment companies also managed by the Manager (collectively, the "Open-End Funds"). The Boards of Directors of the Funds believe that this consolidation will enable the Funds to operate more efficiently, allowing the Directors to deal expeditiously with routine administrative matters common to the Funds and devote more attention to substantive issues affecting the individual Funds. In order to effect this consolidation, the Boards of Directors of the Funds, at a meeting held on February 17, 2000, proposed that John D. Barrett II, Andrew McNally IV and Frederick O. Robertshaw, current Directors of the Open-End Funds, become Directors of the Funds. The Boards also proposed that Gerard E. Jones, Samuel T. Reeves and Fergus Reid, current Directors of IIF and the Open-End Funds, become Directors of all of the Funds. The Board of Directors of IIF also proposed that Graham E. Jones and William G. Morton, Jr., current Directors of the other closed-end funds, become Directors of IIF. Each proposal for election of a Director of a Fund made by the Boards of Directors of the Funds is subject to the approval of the respective Fund's stockholders at the Meetings.

     At a meeting of the Board of Directors of IIF held on March 15, 2000, the Board of IIF elected Harold J. Schaaff, Jr., President and a Director of IIF. By unanimous written consent, dated March 20, 2000, the Boards of Directors of the Funds (except IIF) elected Mr. Schaaff, President and a Director of the Funds.

     Pursuant to the Funds' By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Pursuant to each Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation. Each officer of the Funds will hold such office until a successor has been duly elected and qualified.

     The Board of Directors of each Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund's financial operations. Each Fund adopted a formal written Audit Committee Charter on September 15, 1999 (September 16, 1999 for
IIF).

     The members of the Audit Committee of all of the Funds, except IIF, are currently Peter J. Chase, William G. Morton, Jr. and Graham E. Jones, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). For IIF, the members of the Audit Committee are currently Gerard E. Jones, John A. Levin, Fergus Reid and Samuel T. Reeves, none of whom is an "interested person," as defined under the 1940 Act. The Chairman of the Audit Committee for each of the Funds, except IIF, is Graham E. Jones. The Chairman of the Audit Committee of IIF is Fergus Reid.

     At a meeting held on February 17, 2000, the Boards of Directors of the Funds reconstituted the Audit Committee for each Fund, effective upon the election of Directors at the Meetings. At that time, the Audit Committee of each Fund will consist of Gerard E. Jones, Graham E. Jones, Frederick O. Robertshaw, Andrew McNally IV and William G. Morton, Jr. Graham E. Jones will serve as the Chairman of each Fund's Audit Committee.

     At the meeting held on February 17, 2000, the Boards of Directors of the Funds established a Nominating and Compensation Committee pursuant to a written charter. The Nominating and Compensation Committee will be composed entirely of Directors who are not "interested persons," as defined in the 1940 Act, and the duties of the Nominating and Compensation Committee will be to evaluate and recommend nominees for election to each Fund's Board of Directors and to establish compensation for disinterested Directors. Effective upon the election of Directors at the Meeting, the Nominating and Compensation Committee of each Fund will consist of John D. Barrett II, John A. Levin, Samuel T. Reeves and Fergus Reid. Fergus Reid will serve as the Chairman of the Nominating and Compensation Committee.

     There were four meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 1999 (October 31, 1999 for TKF), except for IIF and MSY. For the 1999 fiscal year, the Board of Directors of IIF met five times and the Board of Directors of MSY met six times. The Audit Committees of each Fund met two times during the fiscal year ended December 31, 1999 (October 31, 1999 for TKF). For the 1999 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served except for Barton M. Biggs, John A. Levin (with respect to MSY and IIF only) and Samuel T. Reeves (with respect to IIF only).

     Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a director of each Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting for that Fund, Proxies will be voted for such persons as the Board of Directors of the Fund may recommend.

     Certain information regarding the current Directors and officers of the Funds, and nominees for election as Directors, is set forth below:

          NAME, ADDRESS AND                POSITION WITH              PRINCIPAL OCCUPATIONS AND
            DATE OF BIRTH                    THE FUNDS                    OTHER AFFILIATIONS
-------------------------------------  ----------------------  ----------------------------------------
Barton M. Biggs*(1)..................  Class III Director and  Chairman, Director and Managing Director
  1221 Avenue of the Americas          Chairman of the Board   of MSDW Investment Management and
  New York, New York 10020             since:                  Chairman and Director of Morgan Stanley
  11/26/32                             LDF:  1992              Dean Witter Investment Management
                                       MF:   1995              Limited; Managing Director of Morgan
                                       AFF:  1994              Stanley & Co. Incorporated; Member of
                                       APF:  1994              the Yale Development Board; Director and
                                       MSD:  1993              Chairman of the Board of various U.S.
                                       MSF:  1993              registered investment companies managed
                                       MGB: 1995               by MSDW Investment Management
                                       RNE:  1996
                                       MSY:  1995
                                       IIF:   1994
                                       PKF:  1995
                                       TTF:  1995
                                       TKF:  1995

          NAME, ADDRESS AND                POSITION WITH              PRINCIPAL OCCUPATIONS AND
            DATE OF BIRTH                    THE FUNDS                    OTHER AFFILIATIONS
-------------------------------------  ----------------------  ----------------------------------------
Harold J. Schaaff, Jr.*+.............  Class I Director and    Managing Director of Morgan Stanley &
  1221 Avenue of the Americas          President since 2000    Co. Incorporated and MSDW Investment
  New York, New York 10020                                     Management; Director and President of
  6/10/60                                                      various U.S. registered investment
                                                               companies managed by MSDW Investment
                                                               Management; Previously General Counsel
                                                               and Secretary of MSDW Investment
                                                               Management

John D. Barrett II+..................  Nominee                 Chairman and Director of Barrett
  Barrett Associates Inc.                                      Associates Inc.; Director of the Ashorth
  521 Fifth Avenue                                             Company; Director of various U.S.
  New York, New York 10135                                     registered investment companies managed
  8/21/35                                                      by MSDW Investment Management

Peter J. Chase(2)....................  Class I Director        Chairman and Chief Financial Officer,
  5 Arriba Circle                      since:                  High Mesa Technologies, Inc.; Director
  Santa Fe, New Mexico 87501           LDF:  1995              of various U.S. registered investment
  10/12/32                             MF:   1987              companies managed by MSDW Investment
                                       AFF:  1995              Management
                                       APF:  1994
                                       MSD:  1995
                                       MSF:  1995
                                       MGB: 1995
                                       RNE:  1996
                                       MSY: 1995
                                       PKF:  1995
                                       TTF:  1987
                                       TKF:  1995

John S.Y. Chu(3).....................  Class I Director        Finance director of the ABC Group of
  Orchard Towers                       since:                  Companies; Previously Managing Director
  Quatre Bornes, Mauritius             IIF:   1996             of Crown Eagle Investments Ltd.
  4/10/37

John W. Croghan(2)...................  Class II Director       President of Lincoln Partners, a
  200 South Wacker Drive               since:                  partnership of Lincoln Capital
  Chicago, Illinois 60606              LDF:  1995              Management Company; Director of St. Paul
  6/8/30                               MF:   1995              Bancorp, Inc., Lindsay Manufacturing Co.
                                       AFF:  1995              and Republic Services; Director of
                                       APF:  1994              various U.S. registered investment
                                       MSD:  1995              companies managed by MSDW Investment
                                       MSF:  1991              Management; Previously Director of
                                       MGB: 1995               Blockbuster Entertainment Corporation
                                       RNE:  1996
                                       MSY:  1995
                                       PKF:  1995
                                       TTF:  1995
                                       TKF:  1995

Gerard E. Jones+(3)..................  Class III Director      Partner in Richards & O'Neil, LLP;
  Richards & O'Neil, LLP               since:                  Director of Tractor Supply Company,
  43 Arch Street                       IIF:   1995             Tiffany Foundation and Fairfield County
  Greenwich, Connecticut 06830                                 Foundation; Director of various U.S.
  1/23/37                                                      registered investment companies managed
                                                               by MSDW Investment Management

          NAME, ADDRESS AND                POSITION WITH              PRINCIPAL OCCUPATIONS AND
            DATE OF BIRTH                    THE FUNDS                    OTHER AFFILIATIONS
-------------------------------------  ----------------------  ----------------------------------------
Graham E. Jones+.....................  Class II Director       Senior Vice President of BGK Properties;
  330 Garfield Street                  since:                  Trustee of various investment companies
  Suite 200                            LDF:  1995              managed by Weiss, Peck & Greer; Trustee
  Santa Fe, New Mexico 87501           MF:   1987              of various investment companies managed
  1/31/33                              AFF:  1995              by Deutsche Asset Management; Director
                                       APF:  1995              of various U.S. registered investment
                                       MSD:  1995              companies managed by MSDW Investment
                                       MSF:  1995              Management; Trustee of various
                                       MGB: 1995               investment companies managed by Sun
                                       RNE:  1996              Capital Advisors, Inc.
                                       MSY: 1995
                                       PKF:  1994
                                       TTF:  1987
                                       TKF:  1989

R.M.J. Gerard La Hausse
de la Louviere+(3)...................  Class III Director      Director of National Mutual Fund
  Saint Clement Street                 since:                  Limited, Les Moulins de la Concorde
  Curepipe, Mauritius                  IIF:   1994             Limitee, Mauritius Development
  7/24/27                                                      Investment Trust Co. Ltd., Sun Resorts
                                                               Limited, Dinarobin Inns and Motels Co.
                                                               Ltd., The Mount S.E. Co. Ltd. and
                                                               Pharmacie Nouvelle Ltd.; Previously
                                                               Managing Director of the Anglo-Mauritius
                                                               Assurance Society Limited

John A. Levin(1).....................  Class III Director      Chairman and Chief Executive Officer of
  One Rockefeller Plaza                since:                  John A. Levin & Co., Inc.; Director of
  New York, New York 10020             LDF:  1994              various U.S. registered investment
  8/20/38                              MF:   1995              companies managed by MSDW Investment
                                       AFF:  1995              Management; Director, Chairman,
                                       APF:  1995              President and Chief Executive Officer of
                                       MSD:  1993              BKF Capital Group, Inc.
                                       MSF:  1995
                                       MGB: 1995
                                       RNE:  1996
                                       MSY: 1995
                                       IIF:   1994
                                       PKF:  1993
                                       TTF:  1995
                                       TKF:  1995

Andrew McNally IV+...................  Nominee                 Managing Director of Hammond Kennedy
  333 North Michigan Avenue                                    Whitney; Director of Burns International
  Suite 501                                                    Services Corporation, Reinhold
  Chicago, Illinois 60601                                      Industries Inc., Rand McNally & Company
  11/11/39                                                     and Hubbell, Inc.; Director of various
                                                               U.S. registered investment companies
                                                               managed by MSDW Investment Management;
                                                               Formerly, Chairman and Chief Executive
                                                               Officer of Rand McNally & Company

          NAME, ADDRESS AND                POSITION WITH              PRINCIPAL OCCUPATIONS AND
            DATE OF BIRTH                    THE FUNDS                    OTHER AFFILIATIONS
-------------------------------------  ----------------------  ----------------------------------------
William G. Morton, Jr.+..............  Class III Director      Chairman and Chief Executive Officer of
  One Boston Place                     since:                  Boston Stock Exchange; Director of Tandy
  Boston, Massachusetts 02108          LDF:  1995              Corporation; Director of various U.S.
  3/13/37                              MF:   1994              registered investment companies managed
                                       AFF:  1994              by MSDW Investment Management
                                       APF:  1995
                                       MSD:  1993
                                       MSF:  1995
                                       MGB: 1994
                                       RNE:  1996
                                       MSY: 1995
                                       PKF:  1995
                                       TTF:  1995
                                       TKF:  1995

Samuel T. Reeves+(3).................  Class III Director      President of Pinnacle Trading L.L.C.;
  8211 North Fresno Street             since:                  Director of various U.S. registered
  Fresno, California 93720             IIF:   1997             investment companies managed by MSDW
  7/28/34                                                      Investment Management; Previously Member
                                                               of Advisory Board of Tiger Management
                                                               Corporation; Previously Co-Chairman of
                                                               the Board and President, Dunavant
                                                               Enterprises

Fergus Reid+(3)......................  Class I Director        Chairman and Chief Executive Officer of
  85 Charles Colman Boulevard          since:                  Lumelite Plastics Corporation; Trustee
  Pawling, New York 12564              IIF:   1995             and Director of Vista Mutual Fund Group;
  8/12/32                                                      Director of various U.S. registered
                                                               investment companies managed by MSDW
                                                               Investment Management

Frederick O. Robertshaw+.............  Nominee                 Of Counsel, Copple, Chamberlin, Boehm
  2025 North Third Street                                      and Murphy P.C.; Director of various
  Suite 300                                                    U.S. registered investment companies
  Phoenix, Arizona 85004                                       managed by MSDW Investment Management;
  1/24/34                                                      Formerly of Counsel, Bryan, Cave LLP

Joseph P. Stadler*...................  Vice President since:   Principal of Morgan Stanley & Co.
  1221 Avenue of the Americas          LDF:  1994              Incorporated and MSDW Investment
  New York, New York 10020             MF:   1994              Management; Officer of various U.S.
  6/7/54                               AFF:  1994              registered investment companies managed
                                       APF:  1994              by MSDW Investment Management;
                                       MSD:  1993              Previously with Price Waterhouse LLP
                                       MSF:  1994
                                       MGB: 1994
                                       RNE:  1996
                                       MSY:  1993
                                       IIF:   1994
                                       PKF:  1993
                                       TTF:  1994
                                       TKF:  1994

Stefanie V. Chang*...................  Vice President since    Vice President of Morgan Stanley & Co.
  1221 Avenue of the Americas          1997                    Incorporated and MSDW Investment
  New York, New York 10020                                     Management; Officer of various U.S.
  11/30/66                                                     registered investment companies managed
                                                               by MSDW Investment Management;
                                                               Previously practiced law with the New
                                                               York law firm of Rogers & Wells LLP

          NAME, ADDRESS AND                POSITION WITH              PRINCIPAL OCCUPATIONS AND
            DATE OF BIRTH                    THE FUNDS                    OTHER AFFILIATIONS
-------------------------------------  ----------------------  ----------------------------------------
Mary E. Mullin*......................  Secretary since 1999    Vice President of Morgan Stanley & Co.
  1221 Avenue of the Americas                                  Incorporated and MSDW Investment
  New York, New York 10020                                     Management; Officer of various U.S.
  3/22/67                                                      registered investment companies managed
                                                               by MSDW Investment Management;
                                                               Previously practiced law with the New
                                                               York law firms of McDermott, Will &
                                                               Emery and Skadden, Arps, Slate, Meagher
                                                               & Flom LLP

Belinda Brady........................  Treasurer since 1999    Senior Manager, Fund Administration,
  73 Tremont Street                                            Chase Global Funds Services Company;
  Boston, Massachusetts 02108                                  Treasurer of various U.S. registered
  1/23/68                                                      investment companies managed by MSDW
                                                               Investment Management; Previously with
                                                               Price Waterhouse LLP
Robin Conkey.........................  Assistant Treasurer     Manager, Fund Administration, Chase
  73 Tremont Street                    since 1999              Global Funds Services Company; Assistant
  Boston, Massachusetts 02108                                  Treasurer of various U.S. registered
  5/11/70                                                      investment company managed by MSDW
                                                               Investment Management; Previously with
                                                               Price Waterhouse LLP

------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Schaaff and Stadler and Ms. Chang and Ms. Mullin are officers of the Manager.

  + Nominee for election as a Director of one or more Funds at the Meetings.

(1) With regard to IIF, Mr. Biggs and Mr. Levin are currently Class II
    Directors.

(2) Messrs. Chase and Croghan have submitted their resignations as Directors of the Funds, effective June 15, 2000.

(3) Messrs. Chu, Gerard Jones, La Hausse de la Louviere, Reeves and Reid are currently Directors of IIF only.

     The following table sets forth information regarding beneficial ownership of shares in each Fund owned by the Directors and officers of the Funds and each nominee for election as a Director, as of April 28, 2000. In all cases, the percentage of shares beneficially owned in each Fund by each Director, officer and nominee is under 1% of the outstanding shares of such Fund. This information has been furnished by each Director, officer, and nominee.

        NAME            LDF       MF      AFF      APF      MSD      MSF      MGB     RNE      MSY      IIF       PKF      TTF
---------------------  ------   ------   ------   ------   ------   ------   -----   ------   ------   ------   -------   ------
Biggs................     100      100      102      100      100      100    100       100    6,666      100      101       100
Schaaff..............      --      430       --       --       --       --     --        --       --       --      777       310
Barrett..............     500       --      500      500       --       --     --       500       --      500       --        --
Chase................     942      621      729      532      300      634    300       359      400       --      553       563
Chu..................      --       --       --       --       --       --     --        --       --       --       --        --
Croghan..............     896      621    1,000   20,000    1,000   70,000   1,852      805    1,666       --    1,500     4,735
Gerard E. Jones......      --       --       --       --       --       --     --        --    2,666    1,000       --        --
Graham E. Jones......     500    2,667      500      700      500      500    500       500      666      500    1,000     1,029
La Hausse de la
  Louviere...........      --       --       --       --       --       --     --        --       --       --       --        --
Levin................  11,667    8,000    1,000   24,384   10,500    9,000   5,000   13,000    3,667   14,000   17,000     9,000
McNally..............   7,336       --       --    1,426       --       --     --        --       --       --       --        --
Morton...............   1,029    1,000    1,305    1,417    1,000    1,000   1,000    1,078    1,066       --    1,053     1,000
Reeves...............      --       --    5,835    4,700       --    5,080     --        --       --   12,000       --        --
Reid.................      --       --    1,000    1,000       --      650     --        --       --       --       --        --
Robertshaw...........     100       --       --      120      120      100     --        50       --       --       --       160
Stadler..............      --       --       --       --       --       --     --        --       --       --       --        --
Chang................      --       --       --       --       --       --     --        --       --       --       --        --
Mullin...............      --       --       --       --       --       --     --        --       --       --       --        --
Brady................      --       --       --       --       --       --     --        --       --       --       --        --
Conkey...............      --       --       --       --       --       --     --        --       --       --       --        --
All Directors,
  Officers, and
  Nominees as a
  Group..............  23,070   13,439   11,971   54,879   13,520   87,064   8,752   16,392   16,797   28,100   21,984    16,897

        NAME            TKF      TOTAL
---------------------  ------   -------
Biggs................     100     7,869
Schaaff..............     209     1,726
Barrett..............      --     2,500
Chase................     521     6,454
Chu..................      --        --
Croghan..............   2,608   106,683
Gerard E. Jones......      --     3,666
Graham E. Jones......   1,000    10,562
La Hausse de la
  Louviere...........      --        --
Levin................   9,500   135,718
McNally..............      --     8,762
Morton...............   1,021    12,969
Reeves...............      --    27,615
Reid.................      --     2,650
Robertshaw...........      --       650
Stadler..............      --        --
Chang................      --        --
Mullin...............      --        --
Brady................      --        --
Conkey...............      --        --
All Directors,
  Officers, and
  Nominees as a
  Group..............  14,959   327,824

     The following table sets forth information, as of April 28, 2000, regarding the approximate share equivalents owned under deferred fee arrangements (described below) in each Fund by those current Directors of the Funds and nominees for election as Directors who have participated in the deferred fee arrangements described below. The figures indicate share equivalents owned by those current Directors and nominees and held in cash accounts by each Fund on behalf of those current Directors and nominees in connection with the deferred fee arrangements described below. In all cases, the percentage of share equivalents owned under such deferred fee arrangements in each Fund by each such Director and nominee is under 1% of the outstanding shares of such Fund.

              NAME                 LDF     MF      AFF     APF     MSD     MSF     MGB     RNE     MSY     IIF     PKF      TTF
--------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   ------   ------
Croghan.........................  1,899   3,606   2,260   5,150   2,613   3,007   1,996     844   2,090      --    5,068    5,060
Graham E. Jones.................     --     705      --     678     --      450     --       --     --       --       --      622
Levin...........................  1,622   3,495   2,039   3,960   4,209   1,990   1,813     844   1,874   3,662    5,794    4,936
Reid............................     --      --      --      --     --       --     --       --     --    1,251       --       --
All Directors and Nominees as a
  Group.........................  3,521   7,806   4,299   9,788   6,822   5,447   3,809   1,688   3,964   4,913   10,862   10,618

              NAME                 TKF    TOTAL
--------------------------------  -----   ------
Croghan.........................  2,658   36,251
Graham E. Jones.................     --    2,455
Levin...........................  2,374   38,612
Reid............................     --    1,251
All Directors and Nominees as a
  Group.........................  5,032   78,569

     For the fiscal year ended December 31, 1999 (October 31, 1999 for TKF), the Directors of the Funds were compensated as stated below:

     LDF, MGB and TKF paid each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,262. Each member of each such Fund's Audit Committee, which consists of such Fund's Directors who are not "interested persons" of the Fund as defined under the 1940 Act, received an additional annual fee of $524 for serving on such committee.

     PKF and RNE paid each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,262. Each member of each of such Fund's Audit Committee, which consists of such Fund's Directors who are not "interested persons" of the Fund as defined under the 1940 Act, received an additional annual fee of $787 for serving on such committee.

     MF, MSD and MSY paid each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,795. Each member of such Fund's Audit Committee, which consists of such Fund's Directors who are not "interested persons" of the Fund as defined under the 1940 Act, received an additional annual fee of $787 for serving on such committee.

     IIF paid each of its Directors who is not resident in either Mauritius or India and who is not a director, officer or employee of MSDW Investment Management or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $6,000 and an additional fee of $10,000 per meeting in connection with any meeting held in either Mauritius or India that such Director attended in person. Each Director of IIF who is a resident in either Mauritius or India and who is not a director, officer or employee of MSDW Investment Management or its affiliates, received an annual fee of $7,500 per year plus $750 for each meeting such Director attended in person or by telephone. Each of the members of IIF's Audit Committee, which consists of IIF's Directors who are not "interested persons" of IIF as defined under the 1940 Act, will receive an additional annual fee of $1,100 for serving on such committee.

     AFF, MSF and TTF paid each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $6,393. Each member of each such Fund's Audit Committee, which consists of such Fund's Directors who are not "interested persons" of the Fund as defined under the 1940 Act, received an additional annual fee of $1,154 for serving on such committee. TTF paid Messrs. Kaocharern and Unakul each an annual fee of $8,000 and $900 for each meeting such Director attended in person or by telephone.

     APF paid each of its Directors who is not a director, officer or employee of MSDW Investment Management or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $10,123. Each member of APF's Audit Committee, which consists of such Fund's Directors who are not "interested persons" of the Fund as defined under the 1940 Act, received an additional annual fee of $1,784 for serving on such committee.

     Each of the Directors who is not an "affiliated person" of MSDW Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with each Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by a Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of each Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSDW Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Set forth below is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by MSDW Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1999 (October 31, 1999 for TKF). In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

     The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the fiscal year ended December 31, 1999 (October 31, 1999 for TKF), regardless of whether such amounts were actually received by the Directors during such fiscal year.

  NAME OF DIRECTORS      LDF       MF      AFF       APF      MSD      MSF      MGB      RNE      MSY       IIF      PKF
----------------------  ------   ------   ------   -------   ------   ------   ------   ------   ------   -------   ------
Biggs(1)..............      --       --       --        --       --       --       --       --       --        --       --
Schaaff(1)............      --       --       --        --       --       --       --       --       --        --       --
Klein(1)(2)...........      --       --       --        --       --       --       --       --       --        --       --
Barrett(3)............      --       --       --        --       --       --       --       --       --        --       --
Chase(2)..............  $4,787   $5,582   $7,547   $11,907   $5,582   $7,547   $4,787   $5,049   $5,582        --   $5,049
Chu...................      --       --       --        --       --       --       --       --       --   $10,500       --
Croghan(2)(4).........   4,262    4,795    6,393    10,123    4,795    6,393    4,262    4,262    4,795        --    4,262
Gill(2)(4)............   4,787    5,582    7,547    11,907    5,582    7,547    4,787    5,049    5,582        --    5,049
Gerard E. Jones.......      --       --       --        --       --       --       --       --       --     7,100       --
Graham E. Jones(4)....   4,787    5,582    7,547    11,907    5,582    7,547    4,787    5,049    5,582        --    5,049
Kaocharern(2).........      --       --       --        --       --       --       --       --       --        --       --
LaHausse de la
 Louviere.............      --       --       --        --       --       --       --       --       --    10,500       --
Levin(4)..............   4,262    4,795    6,393    10,123    4,795    6,393    4,262    4,262    4,795     7,100    4,262
McNally(3)............      --       --       --        --       --       --       --       --       --        --       --
Morton................   4,262    4,795    6,393    10,123    4,795    6,393    4,262    4,262    4,795        --    4,262
Reeves................      --       --       --        --       --       --       --       --       --     7,100       --
Reid(4)...............      --       --       --        --       --       --       --       --       --     7,100       --
Robertshaw(3).........      --       --       --        --       --       --       --       --       --        --       --
Unakul(2).............      --       --       --        --       --       --       --       --       --        --       --

                                                           NUMBER
                                              TOTAL       OF FUNDS
                                           COMPENSATION    IN FUND
                                            FROM FUNDS     COMPLEX
                                             AND FUND        FOR
                                             COMPLEX        WHICH
                                             PAID TO      DIRECTOR
  NAME OF DIRECTORS       TTF      TKF      DIRECTORS     SERVES(5)
----------------------  -------   ------   ------------   ---------
Biggs(1)..............       --       --          --         16
Schaaff(1)............       --       --          --         16
Klein(1)(2)...........       --       --          --         16
Barrett(3)............       --       --     $65,000          3
Chase(2)..............  $ 7,547   $4,787      75,753         12
Chu...................       --       --      10,500          1
Croghan(2)(4).........    6,393    4,262      64,997         12
Gill(2)(4)............    7,547    4,787      75,753         12
Gerard E. Jones.......       --       --      72,100          4
Graham E. Jones(4)....    7,547    4,787      75,753         12
Kaocharern(2).........   11,600       --      11,600          1
LaHausse de la
 Louviere.............       --       --      10,500          1
Levin(4)..............    6,393    4,262      72,097         13
McNally(3)............       --       --      75,000          3
Morton................    6,393    4,262      64,997         12
Reeves................       --       --      82,100          4
Reid(4)...............       --       --      72,100          4
Robertshaw(3).........       --       --      75,000          3
Unakul(2).............   11,600       --      11,600          1

------------
(1) "Interested person" of the Fund within the meaning of the 1940 Act.
(2) Mr. Klein resigned as Director and President of the Funds effective as of March 2, 2000. Mr. Gill retired as Director of the Funds as of December 31, 1999. Messrs. Chase and Croghan have submitted their resignations as Directors of the Funds effective June 15, 2000. Messrs. Kaocharern and Unakul resigned as Directors of TTF effective as of December 31, 1999.
(3) Messrs. Barrett, McNally, and Robertshaw received compensation in the totals shown above for service on the Boards of Directors of the Open-End Funds within the Fund Complex.
(4) Of the amounts shown in this table, Messrs. Croghan, Levin and Reid deferred all of their aggregate compensation from the Funds and the Fund Complex pursuant to the Fee Arrangement described above. Mr. Gill deferred all of his aggregate compensation from MSD, MGB and MSY pursuant to the Fee Arrangement. Payments under the Fee Arrangement to a Director will be based on the number of share equivalents a Director holds. For the number of share equivalents held by each current Director who has participated in the Fee Arrangement, please refer to the table on pg. 9 of this joint proxy statement.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including all of the Funds, on which the Director served at any time during the fiscal year ended December 31, 1999.

     At a meeting of the Boards of Directors of the Funds held on April 19, 2000, the Funds each adopted the following compensation plan for Directors for each Fund beginning July 1, 2000. The Funds will pay each of the Directors who is not an "interested person" an annual aggregate fee of $75,000, plus out-of-pocket expenses, for service on all Boards of Directors of the Funds and on any Fund committees. Directors' fees for each year will be allocated among the Funds and the Open-End Funds in proportion to their respective average net assets during the year. In addition, IIF will pay each of its Directors who is not resident in either Mauritius or India and who is not a director, officer or employee of MSDW Investment Management or its affiliates a fee of $10,000 per meeting in connection with any meeting held in either Mauritius or India that such Director attends in person. Each Director of IIF who is a resident in either Mauritius or India and who is not a director, officer or employee of MSDW Investment Management or its affiliates, will receive an annual fee of $7,500 per year plus $750 for each meeting such Director attended in person or by telephone.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that each Fund's officers and directors, and persons who own more than ten percent of a registered class of each Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for each Fund's officers and directors and believes that all required reports under
Section 16(a) have been filed on a timely basis for each Fund's officers and directors except that a report for Mr. Biggs was not filed on a timely basis due to an administrative error by the Manager.

     The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund's By-Laws, except for TTF and MF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF and MF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at a Meeting, but will not be counted as votes cast at such Meeting.

     THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THAT FUND SET FORTH ABOVE.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund as defined in the 1940 Act, has selected PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending December 31, 2000 (October 31, 2000 for TKF). The ratification of the selection of independent accountants is to be voted on at the Meetings, and it is intended that the persons named in the accompanying Proxy will vote for ratification of PricewaterhouseCoopers LLP's appointment. PricewaterhouseCoopers LLP acts as the independent accountants for certain of the other investment companies advised by MSDW Investment Management. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage each Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants, the Independence Standards Board and the Commission. In accordance with this policy, each Fund's Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. Each Fund's Audit Committee receives a report from the Fund's independent public accountants relating to all services that have been performed by the Funds' independent accountants for the Fund and its Manager and affiliates of the Manager.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at a Meeting, but will not be counted as votes cast at such Meeting.

     THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at April 14, 2000:

                    NAME AND ADDRESS OF             AMOUNT AND NATURE OF
    FUND             BENEFICIAL OWNER               BENEFICIAL OWNERSHIP        PERCENT OF CLASS
------------  -------------------------------  -------------------------------  ----------------
LDF.........  Morgan Stanley Dean Witter &     70,692 shares with shared              8.65%
              Co.                              voting power and shared
                1585 Broadway                  dispositive power; 945,813
                New York, New York 10036       shares with shared dispositive
                                               power but no voting power(1)
              Morgan Stanley Dean Witter       794,218 shares with shared             6.76%
                Investment Management Inc.     dispositive power but no voting
                1221 Avenue of the Americas    power(1)
                New York, New York 10020
              Lazard Freres & Co. LLC          1,335,800 shares with sole            15.62%
                30 Rockefeller Plaza           voting power and sole
                New York, New York 10020       dispositive power(2)

MF..........  President and Fellows of         892,500 shares with sole voting         5.3%
              Harvard College                  power and sole dispositive
                c/o Harvard Management         power(3)
                Company, Inc.
                600 Atlantic Avenue
                Boston, Massachusetts 02210

AFF.........  City of London Investment Group  3,264,327 shares with sole             23.5%
                PLC                            voting power and sole
                10 Eastcheap                   dispositive power(4)
                London EC3M ILX
                England

              President and Fellows of         3,565,183 shares with sole             23.5%
                Harvard College                voting power and sole
                c/o Harvard Management         dispositive power(4)
                Company, Inc.
                600 Atlantic Avenue
                Boston, Massachusetts 02210

APF.........  Tattersall Advisory Group Inc.   4,534,700 shares with sole              6.6%
                6620 W. Broad Street           voting power and sole
                Suite 300                      dispositive power(5)
                Richmond, Virginia 23230-1720

MSD.........  J.P. Morgan & Co. Incorporated   1,931,922 shares with sole              8.8%
                60 Wall Street                 dispositive power but no voting
                New York, New York 10260       power(4)

MSF.........  Morgan Stanley Dean Witter &     504,154 shares with shared              5.2%
              Co.                              voting power and shared
                1585 Broadway                  dispositive power; 607,166
                New York, New York 10036       shares with shared dispositive
                                               power but no voting power(7)

                    NAME AND ADDRESS OF             AMOUNT AND NATURE OF
    FUND             BENEFICIAL OWNER               BENEFICIAL OWNERSHIP        PERCENT OF CLASS
------------  -------------------------------  -------------------------------  ----------------
MSF.........  President and Fellows of         2,389,900 shares with sole             11.7%
              Harvard College                  voting power and sole
                c/o Harvard Management         dispositive power(8)
                Company, Inc.
                600 Atlantic Avenue
                Boston, Massachusetts 02210

RNE.........  Morgan Stanley Dean Witter &     444,109 shares with shared            11.35%
              Co.                              voting power and shared
                1585 Broadway                  dispositive power; 96,845
                New York, New York 10036       shares with shared dispositive
                                               power but no voting power(7)
              Morgan Stanley & Co.             362,106 shares with shared              7.6%
                International Limited          voting power and shared
                25 Cabot Square                dispositive power(7)
                Canary Wharf
                London E14 4QA
                England
              The State Teachers Retirement    269,000 shares with sole voting        5.64%
                Board of Ohio                  power and sole dispositive
                275 East Broad Street          power(9)
                Columbus, Ohio 43215

IIF.........  City of London Investment Group  2,027,000 shares with sole             6.22%
                PLC                            voting power and sole
                10 Eastcheap                   dispositive power(6)
                London EC3M ILX
                England
              President and Fellows of         4,888,460 shares with sole             14.6%
                Harvard College                voting power and sole
                c/o Harvard Management         dispositive power(8)
                Company, Inc.
                600 Atlantic Avenue
                Boston, Massachusetts 02210

PKF.........  United Nations Joint Staff       456,000 shares with shared            10.23%
                Pension Fund                   voting power and shared
                United Nations, New York       dispositive power(10)
                10017
              Fiduciary Trust Company          456,000 shares with shared            10.23%
                International                  voting power and shared
                Two World Trade Center         dispositive power(11)
                New York, New York 10048

TKF.........  United Nations Joint Staff       650,000 shares with shared             9.23%
              Pension Fund                     voting power and shared
                United Nations, New York       dispositive power(10)
                10017
              Fiduciary Trust Company          650,000 shares with shared             9.23%
                International                  voting power and shared
                Two World Trade Center         dispositive power(10)
                New York, New York 10048
              The State Teachers Retirement    569,600 shares with sole voting        8.68%
                Board of Ohio                  power and sole dispositive
                275 East Broad Street          power(12)
                Columbus, Ohio 43215

                    NAME AND ADDRESS OF             AMOUNT AND NATURE OF
    FUND             BENEFICIAL OWNER               BENEFICIAL OWNERSHIP        PERCENT OF CLASS
------------  -------------------------------  -------------------------------  ----------------
TKF.........  Kuwait Investment Authority      900,000 shares with sole voting       12.77%
                P.O. Box 38346                 power and sole dispositive
                Dahieh Abdullah Al Salem       power(13)
                Kuwait City, Kuwait 72254
              City of London Investment Group  741,100 shares with sole voting       11.29%
                PLC                            power and sole dispositive
                10 Eastcheap                   power(14)
                London EC3M ILX
                England

------------
 (1) Based on a Schedule 13G/A filed with the Commission on February 9, 2000.
 (2) Based on a Schedule 13G/A filed with the Commission on January 5, 2000.
 (3) Based on a Schedule 13G filed with the Commission on February 12, 1999.
 (4) Based on a Schedule 13G/A filed with the Commission on February 14, 2000.
 (5) Based on a Schedule 13G/A filed with the Commission on March 24, 1999.
 (6) Based on a Schedule 13G filed with the Commission on February 14, 2000.
 (7) Based on a Schedule 13G/A filed with the Commission on February 5, 1999.
 (8) Based on a Schedule 13G/A filed with the Commission on February 11, 2000.
 (9) Based on a Schedule 13G filed with the Commission on February 10, 2000.
(10) Based on a Schedule 13G/A filed with the Commission on February 3, 1997.
(11) Based on a Schedule 13G/A filed with the Commission on January 31, 1997.
(12) Based on a Form 3 filed with the Commission on February 25, 2000 and a
     Schedule 13G filed with the Commission on January 27, 2000.
(13) Based on a Schedule 13G filed with the Commission on November 2, 1992.
(14) Based on a Schedule 13G filed with the Commission on April 10, 2000.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     A stockholder's proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2001 must be received by such Fund on or before January 4, 2001, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Any stockholder who desires to bring a proposal at a Fund's Annual Meeting of Stockholders in 2001, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 17, 2001 and not later than April 16, 2001, in the manner and form required by that Fund's By-Laws.

                                          MARY E. MULLIN
                                          Secretary

Dated: May 4, 2000

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 FORM OF PROXY

         MORGAN STANLEY DEAN WITTER GLOBAL OPPORTUNITY BOND FUND, INC.

           C/O MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby constitutes and appoints HAROLD J. SCHAAFF, JR., STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 14, 2000 at the Annual Meeting of Stockholders to be held on June 15, 2000, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated May 4, 2000.

[X] PLEASE MARK YOUR VOTES AS IN THIS SAMPLE.

1. Election of the following nominees as Directors:

FOR  WITHHELD
[ ]    [ ]     Class I Nominees: Andrew McNally IV, Frederick O. Robertshaw,
               Harold J. Schaaff, Jr. and Fergus Reid
[ ]    [ ]     Class II Nominees: Graham E. Jones, John D. Barrett II and
               Samuel T. Reeves
[ ]    [ ]     Class III Nominee: Gerard E. Jones

               ------------------------------------------------------------
               For all nominees except as noted above

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

            [ ]  FOR             [ ]  AGAINST             [ ]  ABSTAIN
     (Continued and to be Signed and Dated on Reverse Side.) See Reverse Side

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND SET FORTH ABOVE AND IN FAVOR OF PROPOSAL NO. 2.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

                                            Date:                         , 2000
                                              ----------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                                       Signatures(s)

                                            PLEASE SIGN EXACTLY AS YOUR NAME
                                            APPEARS. WHEN SHARES ARE HELD BY
                                            JOINT TENANTS, EACH JOINT TENANT
                                            SHOULD SIGN. When signing as
                                            attorney, executor, administrator,
                                            trustee, guardian or custodian,
                                            please sign full title as such. If a
                                            corporation, please sign full
                                            corporate name by authorized officer
                                            and indicate the signer's office. If
                                            a partnership, please sign in
                                            partnership name.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.